Exhibit 10.2
FIRST AMENDMENT TO
VENTURE LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of September 13, 2023, by and among Avalo Therapeutics, Inc. (f/k/a Cerecor Inc.), a Delaware corporation (the “Borrower”), Horizon Credit II LLC, a Delaware limited liability company (“HCII”), as an assignee of Horizon Technology Finance Corporation (“Horizon”), Horizon Funding Trust 2019-1, a Delaware statutory trust (“Horizon Trust”), as an assignee of Horizon, Horizon Funding I, LLC, a Delaware limited liability company (“HFI”), as an assignee of Horizon, and Powerscourt Investments XXV Trust, a Delaware statutory trust (“Powerscourt Trust” and collectively with HCII, Horizon Trust and HFI, the “Lenders”) as assignee of Powerscourt Investments XXV, LP, and Horizon as collateral agent for the Lenders (in such capacity, the “Collateral Agent” and collectively with the Lenders, the “Secured Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

WHEREAS, on June 4, 2021, the Borrower, the Lenders, and the Collateral Agent entered into a Venture Loan and Security Agreement (as the same may be amended, restated, supplemented or modified from time to time, the “Loan Agreement”);

WHEREAS, pursuant to the Loan Agreement, the Lenders provided Loans to the Borrower in the aggregate original principal amount of $35,000,000, as evidenced by a (a) Secured Promissory Note (Loan A) in the original principal amount of $5,000,000, executed by the Borrower in favor of Horizon, dated as of June 4, 2021 (the “Loan A Note”), (b) Secured Promissory Note (Loan B) in the original principal amount of $5,000,000, executed by the Borrower in favor of Horizon, dated as of June 4, 2021 (the “Loan B Note”), (c) Secured Promissory Note (Loan C) in the original principal amount of $2,500,000, executed by the Borrower in favor of Horizon, dated as of June 4, 2021 (the “Loan C Note”), (d) Secured Promissory Note (Loan D) in the original principal amount of $7,500,000, executed by the Borrower in favor of Powerscourt Investments XXV, LP, dated as of June 4, 2021 (the “Loan D Note”), (e) Secured Promissory Note (Loan E) in the original principal amount of $5,000,000, executed by the Borrower in favor of Horizon, dated as of July 30, 2021 (the “Loan E Note”), (f) Secured Promissory Note (Loan F) in the original principal amount of $5,000,000, executed by the Borrower in favor of Horizon, dated as of July 30, 2021 (the “Loan F Note”), (g) Secured Promissory Note (Loan G) in the original principal amount of $2,500,000, executed by the Borrower in favor of Horizon, dated as of September 29, 2021 (the “Loan G Note”), (h) Secured Promissory Note (Loan H) in the original principal amount of $2,500,000, executed by the Borrower in favor of Horizon, dated as of September 29, 2021 (the “Loan H Note”, and collectively with the Loan A Note, the Loan B Note, the Loan C Note, the Loan D Note, the Loan E Note, the Loan F Note and the Loan G Note, the “Notes”), and (i) (g) Collateral Agent and Lenders have been granted a security interest in substantially all assets of Borrower, except with respect to Borrower’s Intellectual Property;

WHEREAS, Horizon has assigned all of its right, title and interest in and to each of (a) the Loan A Note, (b) the Loan F Note, (c) the Loan G Note and the Loan H Note to HCII;

WHEREAS, Horizon has assigned all of its right, title and interest in and to the Loan B Note to Horizon Trust;

WHEREAS, Horizon has assigned all of its right, title and interest in and to the Loan C Note to HFI;

WHEREAS, Powerscourt Investments XXV, LP has assigned all of its right, title and interest in and to the Loan D Note to Powerscourt Trust;

WHEREAS, Horizon has assigned all of its right, title and interest in and to the Loan E Note to HFI;

WHEREAS, the Secured Parties and Borrower are party to that certain Second Forbearance Agreement dated as of August 14, 2023 (the “Forbearance Agreement”), pursuant to which the Lenders have asserted that, as of such date, a Default and Event of Default has occurred under Section 8.4 of the Loan Agreement, due to the occurrence of events that constitute a material adverse change in the Borrower’s business (the “Specified Default”), and, pursuant to which Forbearance Agreement, the Secured Parties agreed to forbear from exercising their rights and remedies in respect of the Specified Default until, at the latest, September 15, 2023; and

WHEREAS, the Secured Parties and Borrower desire to amend the Loan Agreement to revise the definition of Collateral to grant to Secured Parties a security interest in and to Borrower’s Intellectual Property.

NOW, THEREFORE, in consideration of the promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.    Confirmation. Borrower hereby acknowledges and agrees that: (i) the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Borrower to Secured Parties, (ii) the Obligations to Secured Parties under the Loan Agreement are secured by validly perfected security interests in the Collateral, and (iii) Borrower does not have any cause of action, claim, defense or set-off against any Secured Party in any way regarding or relating to the Loan Agreement or any Secured Party’s actions thereunder and to the extent any such cause of action, claim, defense or set-off ever existed, it is waived and Secured Parties are released from any claims of Borrower. Borrower represents and warrants that, other than the Specified Default, no Default or Event of Default has occurred under the Loan Agreement. Secured Parties and Collateral Agent hereby acknowledge and agree that the Loan Agreement sets forth the legal, valid, binding and continuing obligations of Lenders and Collateral Agent, respectively, to Borrower.
3.    Amendments to Loan Agreement.

(a)    Borrower and Secured Parties hereby agree that Section 4.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.1 Grant of Security Interests. Each Co-Borrower grants to Collateral Agent and each Lender a valid, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by each Co-Borrower of each of its covenants and duties under each of the Loan Documents (other than the Warrants). The “Collateral” shall mean and include all right, title, interest, claims and demands of each Co-Borrower in the following:

(a)    All goods (and embedded computer programs and supporting information included within the definition of “goods” under the Code) and equipment now owned or hereafter acquired, including all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b)    All inventory now owned or hereafter acquired, including all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of any Co-Borrower’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and each Co-Borrower’s books relating to any of the foregoing;

(c)    All contract rights and general intangibles (including Intellectual Property), now owned or hereafter acquired, including (except to the extent included within the definition of Intellectual Property) goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, software, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payment intangibles, commercial tort claims, payments of insurance and rights to payment of any kind;

(d)    All now existing and hereafter arising accounts, and other forms of payment obligations owing to any Co-Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by any Co-Borrower (subject, in each case, to the contractual rights of third parties to require funds received by any Co-Borrower to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by any Co-Borrower and each Co-Borrower’s books relating to any of the foregoing;

(e)    All documents, cash, deposit accounts, letters of credit and letters of credit rights (whether or not the letter of credit is evidenced by a writing) and other supporting obligations, certificates of deposit, instruments, promissory notes, chattel paper (whether tangible or electronic) and investment property, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and each Co-Borrower’s books relating to the foregoing; and

(f)    To the extent not covered by clauses (a) through (e), all other personal property of each Co-Borrower, whether tangible or intangible, and any and all rights and interests in any of the above and the foregoing and, any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including insurance, condemnation, requisition or similar payments and proceeds of the sale or licensing of Intellectual Property.”

(b)    Borrower and Secured Parties hereby agree that Section 4.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.7 Intellectual Property. Each Co-Borrower shall promptly notify each Lender and Collateral Agent on or before the federal registration or filing by any Co-Borrower of any patent or patent application, or trademark or trademark application, or copyright or copyright application and shall promptly execute and deliver to each Lender and Collateral Agent any grants of security interests in same, in form reasonably acceptable to Collateral Agent, to file with the United States Patent and Trademark Office or the United States Copyright Office, as applicable.”

(c)    Borrower and Secured Parties hereby agree that Section 4.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“4.8 Protection of Intellectual Property. Each Co-Borrower shall:

(a)    to the extent of each Co-Borrower’s right to do so, protect, defend and maintain the validity and enforceability of its Intellectual Property that is material to the business of any Co-Borrower and promptly advise Collateral Agent in writing of material infringements thereof;

(b)    not consent to any Intellectual Property material to any Co-Borrower’s business being abandoned, forfeited or dedicated to the public without each Lender’s written consent;

(c)    provide written notice to Collateral Agent within ten (10) days of entering or becoming bound by any Restricted License (other than over-the-counter software that is commercially available to the public); and

(d)    take such commercially reasonable steps as Collateral Agent or any Lender requests to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (i) any Restricted License to be deemed “Collateral” and for Collateral Agent and each Lender to have a security interest in it that might otherwise be restricted or prohibited by law or by the terms of any such Restricted License, whether now existing or entered into in the future, and (ii) Collateral Agent and each Lender to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Collateral Agent’s or such Lender’s rights and remedies under this Agreement and the other Loan Documents.”

4.    Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Secured Parties as of the date of this Agreement:

(a)    Borrower is a corporation duly organized and validly existing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state or country in which the conduct of its business or its ownership of properties requires that it be so qualified, except where the failure to do so could not reasonably be expected to have a material adverse effect on the Borrower’s business.

(b)    Borrower has all necessary corporate power and authority to execute, deliver, and perform in accordance with the terms thereof, this Agreement. Borrower has all requisite corporate power and authority to own and operate its properties and to carry on its business as now conducted.

(c)    The execution and delivery of this Agreement, and the consummation of the transactions contemplated herein have each been duly authorized and delivered by all necessary action on the part of Borrower and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors’ rights or by general principles of equity.

(d)    At and as of the date of this Agreement, and both prior to and after giving effect to this Agreement, all of the representations and warranties contained in the Loan Agreement are true and correct in all material respects (except with respect to any such representation or warranty which is already qualified by a materiality qualifier, in which case such representation or warranty shall be true and correct in all respects, and where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(e)    Borrower represents and warrants that, except for the Specified Default, no Default or Event of Default has occurred and is continuing under the Loan Documents.

5.    Additional Documents. Borrower shall, simultaneously with the execution and delivery of this Agreement, execute and deliver to Secured Parties a (i) Grant of Security Interest – Patents and (ii) Grant of Security Interest – Trademarks, each in form and substance reasonably acceptable to Secured Parties.

6.    Fees and Expenses. Borrower shall reimburse Horizon for its legal fees incurred in connection with this Agreement, in the sum of Five Thousand Dollars ($5,000).

7.    Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lenders, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document,
(ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by Borrower. Except as amended above, the Loan Agreement remains in full force and effect.

8.    Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

9.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

10.    Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

11.    Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lenders with respect to their respective subject matters, and supersede any and all prior agreements, correspondence and communications.

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IN WITNESS WHEREOF, this Third Forbearance Agreement has been duly executed by each of the undersigned as of the day and year first set forth above.

BORROWER

AVALO THERAPEUTICS, INC.

By:	/s/ Garry Neil
Name:	Garry Neil
Title:	Chief Executive Officer

[Signature Page to First Amendment to Venture Loan and Security Agreement]

COLLATERAL AGENT:

HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Daniel S. Devorsetz
Name:	Daniel S. Devorsetz
Title:	Chief Operating Officer

LENDERS:

HORIZON CREDIT II LLC, as a Lender

By:	/s/ Daniel S. Devorsetz
Name:	Daniel S. Devorsetz
Title:	Chief Operating Officer

HORIZON FUNDING TRUST 2019-1, as a Lender

By:	Horizon Technology Finance Corporation, its agent
By:	/s/ Daniel S. Devorsetz
Name:	Daniel S. Devorsetz
Title:	Chief Operating Officer

HORIZON FUNDING I, LLC, as a Lender

By:	/s/ Daniel S. Devorsetz
Name:	Daniel S. Devorsetz
Title:	Manager

[Signature Page to First Amendment to Venture Loan and Security Agreement]

POWERSCOURT INVESTMENTS XXV, TRUST, as a Lender
By: 1485 Management, LLC, as Trust's Agent

/s/ Glenn Guszkowski
Name:	Glenn Guszkowski
Title:	Authorized Signatory

[Signature Page to First Amendment to Venture Loan and Security Agreement]